UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21609

Western Asset Variable Rate Strategic Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: September 30

Date of reporting period: September 30, 2018

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	September 30, 2018

WESTERN ASSET

VARIABLE RATE STRATEGIC FUND INC. (GFY)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is to maintain a high level of current income.

The Fund invests primarily in variable rate instruments of U.S. and non-U.S. issuers, including U.S. and non-U.S. investment grade and high-yield debt, senior loans, emerging market debt and derivatives related to these securities.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Variable Rate Strategic Fund Inc. for the twelve-month reporting period ended September 30, 2018. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

October 31, 2018

II	Western Asset Variable Rate Strategic Fund Inc.

Investment commentary

Economic review

Economic activity in the U.S. was mixed during the twelve months ended September 30, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that fourth quarter 2017 and first quarter 2018 U.S. gross domestic product (“GDP”)i growth was 2.3% and 2.2%, respectively. GDP growth then accelerated to 4.2% during the second quarter of 2018 — the strongest reading since the third quarter of 2014. Finally, the U.S. Department of Commerce’s initial reading for third quarter 2018 GDP growth — released after the reporting period ended — was 3.5%. The deceleration in GDP growth in the third quarter of 2018 reflected a downturn in exports and a deceleration in nonresidential fixed investment. Imports increased in the third quarter after decreasing in the second. These movements were partly offset by an upturn in private inventory investment.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. As reported by the U.S. Department of Labor, when the reporting period ended on September 30, 2018, the unemployment rate was 3.7%, versus 4.1% when the period began. September 2018’s reading was the lowest unemployment rate since 1969. The percentage of longer-term unemployed also declined during the reporting period. In September 2018, 22.9% of Americans looking for a job had been out of work for more than six months, versus 24.8% when the period began.

Looking back, at its meeting that concluded on September 20, 2017, the Federal Reserve Board (the “Fed”)ii kept the federal funds rateiii on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” At its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%. As expected, the Fed kept rates on hold at its meeting that concluded on January 31, 2018. However, at its meeting that ended on March 21, 2018, the Fed again raised the federal funds rate, moving it to a range between 1.50% and 1.75%. At its meeting that concluded on June 13, 2018, the Fed raised the federal funds rate to a range between 1.75% and 2.00%. Finally, at its meeting that ended on September 26, 2018, the Fed raised the federal funds rate to a range between 2.00% and 2.25%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

October 31, 2018

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

Western Asset Variable Rate Strategic Fund Inc.	III

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	Western Asset Variable Rate Strategic Fund Inc.

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maintain a high level of current income. The Fund invests primarily in variable rate instruments of U.S. and non-U.S. issuers, including U.S. and non-U.S. investment grade and high-yield debt, senior loans, emerging market debt and derivatives related to these securities.

At Western Asset Management Company, LLC (formerly known as Western Asset Management Company) (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed- income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are S. Kenneth Leech, John Bellows, Mark Lindbloom, Fred Marki, and Julien Scholnick. Messrs. Lindbloom, Marki, and Scholnick joined the Fund’s portfolio management team on May 1, 2018.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The overall fixed income market generated weak results over the twelve-month reporting period ended September 30, 2018. The spread sectors (non-Treasuries) experienced periods of volatility as they were impacted by a number of factors, including the December 2017 signing of the U.S. tax reform bill, improving growth in the U.S., four interest rate hikes by the Federal Reserve Board (the “Fed”)i, concerns over a global trade war and several geopolitical issues.

Both short- and long-term Treasury yields moved higher during the reporting period. The yield for the two-year Treasury note began the reporting period at 1.47% — equaling its low for the period — and ended the period at 2.81%. The high for the period of 2.83% occurred from September 24 to September 27, 2018. The yield for the ten-year Treasury began the reporting period at 2.33% and ended the period at 3.05%. The low for the period of 2.28% occurred on October 13, 2017, and the peak for the period of 3.11% took place on May 17, 2018.

All told, the Bloomberg Barclays U.S. Aggregate Indexii, returned -1.22% for the reporting period. For comparison purposes, riskier fixed-income securities, including high-yield bonds and emerging markets debt, produced mixed results. Over the Fund’s fiscal year, the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexiii and the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)iv returned 3.05% and -2.94%, respectively.

Q. How did we respond to these changing market conditions?

A. Several adjustments were made to the Fund’s portfolio during the reporting period. We meaningfully increased the Fund’s allocations to investment-grade corporate bonds, particularly in the Financials and Industrials sectors. In contrast, we slightly reduced the Fund’s exposure to high-yield corporate bonds and reduced the Fund’s allocation to U.S. dollar-denominated

Western Asset Variable Rate Strategic Fund Inc. 2018 Annual Report	1

Fund overview (cont’d)

emerging markets corporates. Additionally, reductions were made to the Fund’s exposure to legacy non-agency mortgage-backed securities (“NAMBS”). These changes were made to capture profits on certain positions that performed well and to redeploy those assets in areas where we identified attractive opportunities.

The use of leverage was tactically managed during the reporting period. We ended the period with leverage at roughly 22% of the gross assets of the Fund, versus roughly 24% at the beginning of the period. While the use of leverage does incur some cost to the Fund, the effect of leverage contributed to results as the underlying assets outperformed the borrowing cost.

During the reporting period, the Fund utilized U.S. Treasury futures and options, Eurodollar futures and interest rate swaps to manage the Fund’s duration and yield curvev exposure. Overall, these positions contributed to performance over the period. Finally, currency forwards, which were used to manage the Fund’s currency exposure, were negative for results.

Performance review

For the twelve months ended September 30, 2018, Western Asset Variable Rate Strategic Fund Inc. returned 4.52% based on its net asset value (“NAV”)vi and -0.37% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the ICE BofAML USD LIBOR 3-Month Constant Maturity Indexvii, returned 1.79% for the same period. The Lipper Global Income Closed-End Funds Category Averageviii returned -0.03% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $0.93 per share*. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of September 30, 2018. Past performance is no guarantee of future results.

Performance Snapshot as of September 30, 2018
Price Per Share	12-Month Total Return**
$18.19 (NAV)	4.52	%†
$16.40 (Market Price)	-0.37	%‡

All figures represent past performance and are not a guarantee of future results.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions at NAV.

‡ Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its overweight to NAMBS. The sector

*	For the tax character of distributions paid during the fiscal year ended September 30, 2018, please refer to page 47 of this report.

2	Western Asset Variable Rate Strategic Fund Inc. 2018 Annual Report

performed well as housing market fundamentals continued to be solid, with healthy investor demand and limited new supply.

The Fund’s overweights to high-yield and investment-grade corporate bonds were also highly beneficial to performance, as the economic backdrop of moderate U.S. growth and a still-growing economy was supportive for credit spreads. Investment-grade corporate bond standouts included our overweights in Wells Fargo and M&T Bank Corp. An overweight in the preferred stock of Northern Trust was also rewarded. Within high-yield debt, the Fund benefited from Energy sector exposure, such as holdings in Chesapeake Energy Corp. and Ensco PLC. We favor the Energy sector as we see attractive valuations and a low default outlook as many issuers continue to take the necessary steps toward rightsizing their operations.

Elsewhere, the Fund’s overweight allocations to asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”) were positive for performance during the reporting period as their spreads tightened amid overall solid demand.

Q. What were the leading detractors from performance?

A. Although the Fund significantly outperformed its benchmark during the reporting period, from a sector positioning perspective, emerging market debt was a meaningful detractor from results. A number of geopolitical events weighed on emerging market debt spreads and currencies over the reporting period.

As mentioned above, the Fund’s overweights to high-yield and investment grade corporate bonds were highly beneficial to performance. However, certain high-yield corporate bond positions were drags on performance, including Dish DBS Corp. and The Goodyear Tire & Rubber Co. On the investment-grade side, positions in General Electric Co. and American Express Co. were a headwind for results.

Looking for additional information?

The Fund is traded under the symbol “GFY” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XGFYX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Variable Rate Strategic Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

October 22, 2018

Western Asset Variable Rate Strategic Fund Inc. 2018 Annual Report	3

Fund overview (cont’d)

RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Because the Fund is non-diversified, it may be more susceptible to economic, political or regulatory events than a diversified fund. The Fund invests in fixed-income securities which are subject to a number of risks, such as inflation risk, interest rate risk and credit risk, including the risk of nonpayment of scheduled interest or loan payments, which could lower the Fund’s value. As interest rates rise, the value of a fixed-income portfolio generally declines, reducing the value of the Fund. However, the Fund can normally be expected to have less significant interest rate related fluctuations in its NAV than investment companies investing primarily in fixed-rate fixed-income securities (other than money market funds) because the floating or variable rate securities in which the Fund invests float in response to changes in prevailing market interest rates. The Fund may invest in high-yield and foreign securities, including emerging markets, which involve risks beyond those inherent solely in higher rated and domestic investments. Lower-rated high yield bonds, commonly known as “junk bonds,” involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks typically not associated with domestic investing, such as currency fluctuations and political, social and economic uncertainties, which could increase volatility. These risks are magnified in emerging or developing markets. Derivatives, such as options or futures, can be illiquid and hard to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on Fund performance.

Portfolio holdings and breakdowns are as of September 30, 2018 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 9 through 25 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of total net assets) as of September 30, 2018 were: Collateralized Mortgage Obligations (45.9%), Asset-Backed Securities (24.3%), Financials (22.1%), Energy (5.5%) and Communication Services (5.4%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

4	Western Asset Variable Rate Strategic Fund Inc. 2018 Annual Report

[i]

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iii

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

iv

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vi

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vii

The ICE BofAML USD LIBOR 3-Month Constant Maturity Index (formerly known as BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Index) is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The index, therefore, will always have a constant maturity equal to exactly three months.

viii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended September 30, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 14 funds in the Fund’s Lipper category.

Western Asset Variable Rate Strategic Fund Inc. 2018 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of September 30, 2018 and September 30, 2017 and does not include derivatives, such as future contracts, written options, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

*

As of September 28, 2018, the Telecommunication Services sector was broadened to include some companies previously classified in the Consumer Discretionary and Information Technology sectors and renamed the Communication Services sector.

6	Western Asset Variable Rate Strategic Fund Inc. 2018 Annual Report

Spread duration (unaudited)

Economic exposure — September 30, 2018

Total Spread Duration
GFY	— 3.35 years
Benchmark	— 0.01 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— ICE BofAML USD LIBOR 3-Month Constant Maturity Index
EM	— Emerging Markets
GFY	— Western Asset Variable Rate Strategic Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities

Western Asset Variable Rate Strategic Fund Inc. 2018 Annual Report	7

Effective duration (unaudited)

Interest rate exposure — September 30, 2018

Total Effective Duration
GFY	— 1.41 years
Benchmark	— 0.01 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— ICE BofAML USD LIBOR 3-Month Constant Maturity Index
EM	— Emerging Markets
GFY	— Western Asset Variable Rate Strategic Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities

8	Western Asset Variable Rate Strategic Fund Inc. 2018 Annual Report

Schedule of investments

September 30, 2018

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (a) — 45.9%
Adjustable Rate Mortgage Trust, 2005-11, 5A1 (1 mo. USD LIBOR + 0.540%)	2.756%	2/25/36	93,987	$69,794	(b)
Alternative Loan Trust, 2005-24, 4A1 (1 mo. USD LIBOR + 0.230%)	2.395%	7/20/35	448,660	444,874	(b)
Banc of America Funding Corp., 2015-R3, 2A2	2.195%	2/27/37	1,575,361	1,351,913	(b)(c)
Banc of America Funding Trust, 2004-B, 6A1	2.355%	12/20/34	287,239	231,881	(b)
Banc of America Funding Trust, 2005-E, 8A1 (11th District Cost of Fund + 1.430%, min. coupon of 1.430%)	2.448%	6/20/35	255,973	188,845	(b)
Bear Stearns ALT-A Trust, 2004-3, A1 (1 mo. USD LIBOR + 0.640%)	2.856%	4/25/34	259,868	260,432	(b)
BX Trust, 2017-IMC, A (1 mo. LIBOR + 1.050%)	3.208%	10/15/32	450,000	451,432	(b)(c)
CD Mortgage Trust, 2016-CD2, A4	3.526%	11/10/49	250,000	247,233	(b)
CD Mortgage Trust, 2017-CD6, XA, IO	1.121%	11/13/50	6,604,643	397,773	(b)
Chevy Chase Funding LLC Mortgage-Backed Certificates Series, 2004-2A, A1 (1 mo. USD LIBOR + 0.270%)	2.486%	5/25/35	224,477	220,896	(b)(c)
Chevy Chase Funding LLC Mortgage-Backed Certificates Series, 2004-3A, A1 (1 mo. USD LIBOR + 0.250%)	2.466%	8/25/35	188,163	187,267	(b)(c)
CHL Mortgage Pass-Through Trust, 2004-20, 2A1	3.678%	9/25/34	309,840	250,176	(b)
CHL Mortgage Pass-Through Trust, 2004-29, 2A1 (1 mo. USD LIBOR + 0.660%)	2.876%	2/25/35	21,178	20,818	(b)
CHL Mortgage Pass-Through Trust, 2005-HYB9, 3A1A (12 mo. USD LIBOR + 1.750%)	4.592%	2/20/36	255,382	235,807	(b)
Citigroup Commercial Mortgage Trust, 2013-375P, A	3.251%	5/10/35	340,000	336,796	(c)
Commercial Mortgage Trust, 2016-SAVA, A (1 mo. LIBOR + 1.720%)	3.878%	10/15/34	376,374	376,678	(b)(c)
Countrywide Alternative Loan Trust, 2004-6CB, A (1 mo. USD LIBOR + 0.580%)	2.796%	5/25/34	143,985	144,173	(b)
CSMC Series, 2015-10R, 3A2 (Federal Reserve US 12 mo. Cumulative Avg 1 Year CMT + 0.840%)	2.587%	10/27/46	1,110,000	1,070,921	(b)(c)
CSMC Series, 2015-2R, 7A2	3.652%	8/27/36	1,200,245	1,077,250	(b)(c)
CSMC Trust, 2018-J1, B2	3.683%	2/25/48	863,148	795,006	(b)(c)
DBJPM 16-C1 Mortgage Trust, 2016-C1, ASB	3.038%	5/10/49	250,000	244,988
Deutsche Mortgage Securities Inc. Mortgage Loan Trust, 2004-4, 3AR1	4.528%	6/25/34	198,983	199,019	(b)
Federal National Mortgage Association (FNMA) — CAS, 2013-C01, M2 (1 mo. USD LIBOR + 5.250%)	7.466%	10/25/23	300,000	345,320	(b)
Federal National Mortgage Association (FNMA) — CAS, 2014-C04, 1M2 (1 mo. USD LIBOR + 4.900%)	7.116%	11/25/24	406,724	466,120	(b)
Federal National Mortgage Association (FNMA) — CAS, 2016-C01, 1B (1 mo. USD LIBOR + 11.750%)	13.966%	8/25/28	259,264	372,843	(b)
Federal National Mortgage Association (FNMA) — CAS, 2016-C04, 1B (1 mo. USD LIBOR + 10.250%)	12.466%	1/25/29	899,403	1,193,115	(b)

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2018 Annual Report	9

Schedule of investments (cont’d)

September 30, 2018

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (a) — continued
Federal National Mortgage Association (FNMA) — CAS, 2016-C04, 1M1 (1 mo. USD LIBOR + 1.450%)	3.666%	1/25/29	126,218	$127,221	(b)
Federal National Mortgage Association (FNMA) — CAS, 2016-C04, 1M2 (1 mo. USD LIBOR + 4.250%)	6.466%	1/25/29	950,000	1,073,662	(b)
Federal National Mortgage Association (FNMA) — CAS, 2016-C06, 1B (1 mo. USD LIBOR + 9.250%)	11.466%	4/25/29	1,009,407	1,266,232	(b)
Federal National Mortgage Association (FNMA) — CAS, 2018-C03, 1M1 (1 mo. USD LIBOR + 0.680%)	2.896%	10/25/30	521,284	522,402	(b)
Federal National Mortgage Association (FNMA) REMIC, 2013-25, BI, IO	3.000%	3/25/33	7,040,011	688,727	(d)
Federal National Mortgage Association (FNMA) REMIC, 2013-62, AI, IO	3.000%	6/25/33	4,874,493	629,841	(d)
Federal National Mortgage Association (FNMA) STRIPS, 20347, 2, IO	5.000%	1/25/34	689,105	149,804	(d)
Freddie Mac Structured Agency Credit Risk Debt Notes, 2013-DN1, M2 (1 mo. USD LIBOR + 7.150%)	9.366%	7/25/23	420,000	502,428	(b)
Freddie Mac Structured Agency Credit Risk Debt Notes, 2015-DNA1, M2 (1 mo. USD LIBOR + 1.850%)	4.066%	10/25/27	237,007	241,325	(b)
Freddie Mac Structured Agency Credit Risk Debt Notes, 2015-HQ1, M3 (1 mo. USD LIBOR + 3.800%)	6.016%	3/25/25	260,000	278,126	(b)
Freddie Mac Structured Agency Credit Risk Debt Notes, 2016-DNA3, M2 (1 mo. USD LIBOR + 2.000%)	4.216%	12/25/28	288,524	292,406	(b)
Freddie Mac Structured Agency Credit Risk Debt Notes, 2016-DNA4, M2 (1 mo. USD LIBOR + 1.300%)	3.516%	3/25/29	530,000	535,205	(b)
Freddie Mac Structured Agency Credit Risk Debt Notes, 2016-HQA1, M2 (1 mo. USD LIBOR + 2.750%)	4.966%	9/25/28	338,031	345,092	(b)
Freddie Mac Structured Agency Credit Risk Debt Notes, 2017-DNA2, B2 (1 mo. USD LIBOR + 11.250%)	13.466%	10/25/29	369,502	428,892	(b)
Galton Funding Mortgage Trust, 2017-1, A22	3.000%	7/25/56	168,919	161,535	(b)(c)
Government National Mortgage Association (GNMA), 2010-H03, FA (1 mo. USD LIBOR + 0.550%)	2.623%	3/20/60	105,788	106,198	(b)(d)
Government National Mortgage Association (GNMA), 2010-H10, FC (1 mo. USD LIBOR + 1.000%)	3.073%	5/20/60	85,003	86,161	(b)(d)
Government National Mortgage Association (GNMA), 2010-H11, FA (1 mo. USD LIBOR + 1.000%)	3.073%	6/20/60	542,697	552,037	(b)(d)
Government National Mortgage Association (GNMA), 2011-H01, AF (1 mo. USD LIBOR + 0.450%)	2.530%	11/20/60	999,023	1,000,884	(b)(d)
Government National Mortgage Association (GNMA), 2011-H03, FA (1 mo. USD LIBOR + 0.500%)	2.580%	1/20/61	106,029	106,353	(b)(d)
Government National Mortgage Association (GNMA), 2011-H05, FA (1 mo. USD LIBOR + 0.500%)	2.580%	12/20/60	208,910	209,464	(b)(d)
Government National Mortgage Association (GNMA), 2011-H05, FB (1 mo. USD LIBOR + 0.500%)	2.580%	12/20/60	183,222	183,833	(b)(d)
Government National Mortgage Association (GNMA), 2011-H06, FA (1 mo. USD LIBOR + 0.450%)	2.530%	2/20/61	463,634	464,472	(b)(d)

See Notes to Financial Statements.

10	Western Asset Variable Rate Strategic Fund Inc. 2018 Annual Report

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (a) — continued
Government National Mortgage Association (GNMA), 2011-H07, FA (1 mo. USD LIBOR + 0.500%)	2.580%	2/20/61	338,529	$339,244	(b)(d)
Government National Mortgage Association (GNMA), 2011-H08, FD (1 mo. USD LIBOR + 0.500%)	2.580%	2/20/61	296,340	297,222	(b)(d)
Government National Mortgage Association (GNMA), 2011-H09, AF (1 mo. USD LIBOR + 0.500%)	2.580%	3/20/61	594,884	596,476	(b)(d)
Government National Mortgage Association (GNMA), 2011-H11, FB (1 mo. USD LIBOR + 0.500%)	2.580%	4/20/61	121,179	121,534	(b)(d)
Government National Mortgage Association (GNMA), 2012-H18, NA (1 mo. USD LIBOR + 0.520%)	2.600%	8/20/62	500,262	502,186	(b)(d)
Government National Mortgage Association (GNMA), 2012-H23, SA (1 mo. USD LIBOR + 0.530%)	2.610%	10/20/62	369,590	371,954	(b)(d)
Government National Mortgage Association (GNMA), 2012-H23, WA (1 mo. USD LIBOR + 0.520%)	2.600%	10/20/62	543,001	544,793	(b)(d)
GSMPS Mortgage Loan Trust, 2005-RP2, IAF (1 mo. USD LIBOR + 0.350%)	2.566%	3/25/35	457,990	431,707	(b)(c)
GSMPS Mortgage Loan Trust, 2006-RP2, 1AF1 (1 mo. USD LIBOR + 0.400%)	2.616%	4/25/36	229,622	195,975	(b)(c)
HarborView Mortgage Loan Trust, 2004-10, 4A	4.199%	1/19/35	95,974	95,382	(b)
HarborView Mortgage Loan Trust, 2005-14, 3A1A	4.564%	12/19/35	53,417	53,086	(b)
IndyMac INDX Mortgage Loan Trust, 2004-AR7, A2 (1 mo. USD LIBOR + 0.860%)	3.076%	9/25/34	133,710	127,125	(b)
JPMBB Commercial Mortgage Securities Trust, 2013-C17, ASB	3.705%	1/15/47	150,000	151,655
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9, AJ	5.411%	5/15/47	1,080,000	773,971
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB18, AJ	5.502%	6/12/47	660,000	547,184	(b)
JPMorgan Chase Commercial Mortgage Securities Trust, 2015-FL7, C (1 mo. LIBOR + 2.850%)	5.008%	5/15/28	306,610	307,116	(b)(c)
JPMorgan Mortgage Trust, 2005-A3, 3A4	3.913%	6/25/35	146,610	149,783	(b)
Lanark Master Issuer PLC, 2018-1A, 1A (3 mo. USD LIBOR + 0.420%)	2.730%	12/22/69	589,600	590,981	(b)(c)
LSTAR Securities Investment Ltd., 2017-6, A (1 mo. USD LIBOR + 1.750%)	4.006%	9/1/22	536,856	541,797	(b)(c)(e)
LSTAR Securities Investment Trust Ltd., 2018-2, A1 (1 mo. USD LIBOR + 1.500%)	3.582%	4/1/23	464,986	465,104	(b)(c)
MASTR Adjustable Rate Mortgages Trust, 2003-6, 2A1	3.656%	12/25/33	39,970	39,044	(b)
MASTR Reperforming Loan Trust, 2005-2, 1A1F (1 mo. USD LIBOR + 0.350%)	2.566%	5/25/35	721,085	590,950	(b)(c)
MASTR Reperforming Loan Trust, 2006-2, 2A1	3.832%	5/25/36	76,749	71,836	(b)(c)
Morgan Stanley Bank of America Merrill Lynch Trust, 2016-C32, ASB	3.514%	12/15/49	350,000	347,944
Morgan Stanley Capital I Trust, 2017-ASHF, A (1 mo. LIBOR + 0.850%)	3.008%	11/15/34	120,000	120,246	(b)(c)

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2018 Annual Report	11

Schedule of investments (cont’d)

September 30, 2018

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (a) — continued
Morgan Stanley Mortgage Loan Trust, 2006-6AR, 2A	3.678%	5/25/36	362,413	$327,896	(b)
Morgan Stanley Re-REMIC Trust, 2015-R6, 1A1 (1 mo. USD LIBOR + 0.260%)	2.585%	7/26/45	165,493	163,814	(b)(c)
Morgan Stanley Resecuritization Trust, 2015-R2, 1A1 (Federal Reserve US 12 mo. Cumulative Avg 1 Year CMT + 0.710%)	2.457%	12/27/46	247,935	245,659	(b)(c)
Morgan Stanley Resecuritization Trust, 2015-R2, 1B (Federal Reserve US 12 mo. Cumulative Avg 1 Year CMT + 0.710%)	2.457%	12/27/46	1,464,991	1,137,091	(b)(c)
MortgageIT Trust, 2005-3, A1 (1 mo. USD LIBOR + 0.600%)	2.816%	8/25/35	201,466	197,617	(b)
MSCG Trust, 2016-SNR, A	3.460%	11/15/34	470,763	458,615	(b)(c)
New Residential Mortgage Loan Trust, 2015-1A, A3	3.750%	5/28/52	359,549	360,636	(b)(c)
New Residential Mortgage Loan Trust, 2017-1A, A1	4.000%	2/25/57	541,315	544,460	(b)(c)
Nomura Resecuritization Trust, 2015-1R, 2A2 (1 mo. USD LIBOR + 0.190%)	3.192%	10/26/36	1,070,000	1,076,839	(b)(c)
Prime Mortgage Trust, 2006-DR1, 2A2	6.000%	5/25/35	419,605	344,839	(c)
RAMP Series Trust, 2003-SL1, M1	7.303%	4/25/31	447,532	306,200	(b)
Reperforming Loan REMIC Trust, 2004-R1, 2A	6.500%	11/25/34	34,854	34,678	(c)
Reperforming Loan REMIC Trust, 2005-R2, 2A1	7.000%	6/25/35	96,338	97,749	(c)
Reperforming Loan REMIC Trust, 2006-R2, AF1 (1 mo. USD LIBOR + 0.420%)	2.636%	7/25/36	75,455	72,871	(b)(c)
Structured Adjustable Rate Mortgage Loan Trust, 2004-9XS, A (1 mo. USD LIBOR + 0.370%)	2.586%	7/25/34	262,537	263,615	(b)
Structured Asset Mortgage Investments II Trust, 2004-AR3, 1A1 (1 mo. USD LIBOR + 0.600%)	2.768%	7/19/34	188,198	186,326	(b)
Structured Asset Mortgage Investments II Trust, 2006-AR3, 11A1 (1 mo. USD LIBOR + 0.210%)	2.426%	4/25/36	195,233	183,513	(b)
Structured Asset Securities Corp., 2005-RF1, A (1 mo. USD LIBOR + 0.350%)	2.566%	3/25/35	132,187	123,694	(b)(c)
Structured Asset Securities Corp., 2005-RF2, A (1 mo. USD LIBOR + 0.350%)	2.566%	4/25/35	138,056	130,624	(b)(c)
UBS Commercial Mortgage Trust, 2017-C4, A4	3.563%	10/15/50	410,000	400,903
WaMu Mortgage Pass-Through Certificates Series Trust, 2004-AR11, A	4.200%	10/25/34	84,196	84,630	(b)
WaMu Mortgage Pass-Through Certificates Series Trust, 2004-AR12, A2A (1 mo. USD LIBOR + 0.780%)	2.996%	10/25/44	86,521	87,389	(b)
WaMu Mortgage Pass-Through Certificates Series Trust, 2005-AR1, A2A3 (1 mo. USD LIBOR + 0.800%)	3.016%	1/25/45	66,777	67,111	(b)
WaMu Mortgage Pass-Through Certificates Series Trust, 2005-AR13, A1B3 (1 mo. USD LIBOR + 0.360%)	2.576%	10/25/45	317,637	318,758	(b)
WaMu Mortgage Pass-Through Certificates Series Trust, 2005-AR13, A1C3 (1 mo. USD LIBOR + 0.490%)	2.706%	10/25/45	135,464	137,391	(b)
WaMu Mortgage Pass-Through Certificates Series Trust, 2005-AR8, 2AB3 (1 mo. USD LIBOR + 0.720%)	2.936%	7/25/45	491,384	494,344	(b)

See Notes to Financial Statements.

12	Western Asset Variable Rate Strategic Fund Inc. 2018 Annual Report

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (a) — continued
WaMu Mortgage Pass-Through Certificates Series Trust, 2007-OA2, 1A (Federal Reserve US 12 mo. Cumulative Avg 1 Year CMT + 0.700%)	2.545%	3/25/47	871,831	$817,563	(b)
Washington Mutual Mortgage Pass-Through Certificates, 2005-4, CB9 (1 mo. USD LIBOR + 0.400%)	2.616%	6/25/35	406,416	351,106	(b)
Wells Fargo Commercial Mortgage Trust, 2015-C31, D	3.852%	11/15/48	364,630	314,733
Wells Fargo Commercial Mortgage Trust, 2015-NXS3, ASB	3.371%	9/15/57	140,000	139,410
Total Collateralized Mortgage Obligations (Cost — $37,121,048)				38,978,039
Corporate Bonds & Notes — 43.7%
Communication Services — 4.4%
Diversified Telecommunication Services — 1.4%
AT&T Inc., Senior Notes	3.600%	2/17/23	810,000	805,581	(d)
Verizon Communications Inc., Senior Notes (3 mo. USD LIBOR + 1.100%)	3.414%	5/15/25	380,000	383,627	(b)
Total Diversified Telecommunication Services				1,189,208
Media — 0.7%
DISH DBS Corp., Senior Notes	6.750%	6/1/21	130,000	133,087
DISH DBS Corp., Senior Notes	5.875%	7/15/22	190,000	186,164
DISH DBS Corp., Senior Notes	5.875%	11/15/24	270,000	243,000
Total Media				562,251
Wireless Telecommunication Services — 2.3%
Sprint Corp., Senior Notes	7.250%	9/15/21	530,000	561,800
Sprint Corp., Senior Notes	7.625%	2/15/25	740,000	786,620
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Senior Secured Notes	3.360%	9/20/21	411,622	411,108	(c)
Vodafone Group PLC, Senior Notes (3 mo. USD LIBOR + 0.990%)	3.329%	1/16/24	220,000	220,695	(b)
Total Wireless Telecommunication Services				1,980,223
Total Communication Services				3,731,682
Consumer Discretionary — 2.6%
Auto Components — 0.2%
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	200,000	200,222	(c)
Automobiles — 2.0%
Ford Motor Credit Co. LLC, Senior Notes	5.875%	8/2/21	250,000	261,629	(d)
General Motors Financial Co. Inc., Senior Notes	4.375%	9/25/21	400,000	407,371	(d)
General Motors Financial Co. Inc., Senior Notes	4.250%	5/15/23	1,000,000	1,001,771	(d)
Total Automobiles				1,670,771
Internet & Direct Marketing Retail — 0.4%
Amazon.com Inc., Senior Notes	1.900%	8/21/20	370,000	362,724
Total Consumer Discretionary				2,233,717

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2018 Annual Report	13

Schedule of investments (cont’d)

September 30, 2018

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Staples — 3.7%
Beverages — 0.5%
Anheuser-Busch InBev Finance Inc., Senior Notes (3 mo. USD LIBOR + 1.260%)	3.603%	2/1/21	440,000	$451,742	(b)(d)
Food & Staples Retailing — 0.7%
Walmart Inc., Senior Notes	1.900%	12/15/20	560,000	548,256
Food Products — 1.3%
Kraft Heinz Foods Co., Senior Notes	3.950%	7/15/25	920,000	907,930	(d)
Smithfield Foods Inc., Senior Notes	2.700%	1/31/20	220,000	216,678	(c)
Total Food Products				1,124,608
Tobacco — 1.2%
Altria Group Inc., Senior Notes	9.250%	8/6/19	350,000	368,770	(d)
BAT Capital Corp., Senior Notes	2.764%	8/15/22	450,000	433,986	(c)
Philip Morris International Inc., Senior Notes	1.875%	11/1/19	170,000	168,134
Total Tobacco				970,890
Total Consumer Staples				3,095,496
Energy — 5.5%
Energy Equipment & Services — 0.5%
Ensco PLC, Senior Notes	5.200%	3/15/25	300,000	262,125	(d)
Halliburton Co., Senior Notes	3.250%	11/15/21	170,000	170,342
Total Energy Equipment & Services				432,467
Oil, Gas & Consumable Fuels — 5.0%
Anadarko Petroleum Corp., Senior Notes	4.850%	3/15/21	440,000	452,439
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	190,000	191,331
Chesapeake Energy Corp., Senior Notes (3 mo. USD LIBOR + 3.250%)	5.589%	4/15/19	400,000	401,500	(b)
Chevron Corp., Senior Notes	2.100%	5/16/21	330,000	322,014
Continental Resources Inc., Senior Notes	5.000%	9/15/22	500,000	507,792	(d)
Lukoil International Finance BV, Senior Notes	7.250%	11/5/19	240,000	249,065	(f)
Occidental Petroleum Corp., Senior Notes	4.100%	2/1/21	40,000	40,715
Petrobras Global Finance BV, Senior Notes	6.125%	1/17/22	418,000	432,567
Petroleos Mexicanos, Senior Notes	3.500%	7/23/20	250,000	248,738
Shell International Finance BV, Senior Notes	1.875%	5/10/21	600,000	580,909	(d)
Shell International Finance BV, Senior Notes	1.750%	9/12/21	120,000	115,435
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	7.850%	2/1/26	210,000	256,158
Williams Cos. Inc., Senior Notes	5.250%	3/15/20	200,000	205,326
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	250,000	254,302
Total Oil, Gas & Consumable Fuels				4,258,291
Total Energy				4,690,758

See Notes to Financial Statements.

14	Western Asset Variable Rate Strategic Fund Inc. 2018 Annual Report

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Financials — 19.9%
Banks — 16.0%
ABN AMRO Bank NV, Senior Notes	2.450%	6/4/20	200,000	$197,618	(c)
ABN AMRO Bank NV, Senior Notes (3 mo. USD LIBOR + 0.570%)	2.881%	8/27/21	430,000	431,511	(b)(c)
Banco Santander Chile, Senior Notes	2.500%	12/15/20	210,000	206,588	(c)
Banco Santander SA, Senior Notes	3.125%	2/23/23	200,000	190,004
Bank of America Corp., Junior Subordinated Notes (6.250% to 9/5/24 then 3 mo. USD LIBOR + 3.705%)	6.250%	9/5/24	650,000	685,750	(b)(g)
Bank of America Corp., Subordinated Notes	4.000%	1/22/25	660,000	651,868	(d)
Citigroup Inc., Junior Subordinated Notes (6.300% to 5/15/24 then 3 mo. USD LIBOR + 3.423%)	6.300%	5/15/24	570,000	582,825	(b)(g)
Citigroup Inc., Subordinated Notes	4.400%	6/10/25	900,000	900,926	(d)
Cooperatieve Rabobank U.A., Junior Subordinated Notes (11.000% to 6/30/19 then 3 mo. USD LIBOR + 10.868%)	11.000%	6/30/19	260,000	275,405	(b)(c)(d)(g)
Cooperatieve Rabobank U.A., Senior Notes	2.250%	1/14/20	250,000	247,570
Cooperatieve Rabobank U.A., Senior Notes	4.750%	1/15/20	110,000	112,125	(c)
Cooperatieve Rabobank UA, Senior Notes (3 mo. USD LIBOR + 0.430%)	2.765%	4/26/21	600,000	601,484	(b)
Credit Agricole SA, Junior Subordinated Notes (8.375% to 10/13/19 then 3 mo. USD LIBOR + 6.982%)	8.375%	10/13/19	620,000	646,583	(b)(c)(d)(g)
JPMorgan Chase & Co., Junior Subordinated Notes (5.150% to 5/1/23 then 3 mo. USD LIBOR + 3.250%)	5.150%	5/1/23	1,320,000	1,321,650	(b)(d)(g)
M&T Bank Corp., Junior Subordinated Notes (6.450% to 2/15/24 then 3 mo. USD LIBOR + 3.610%)	6.450%	2/15/24	1,190,000	1,282,225	(b)(d)(g)
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	310,000	317,179	(c)
PNC Financial Services Group Inc., Junior Subordinated Notes (4.850% to 6/1/23 then 3 mo. USD LIBOR + 3.040%)	4.850%	6/1/23	990,000	990,000	(b)(d)(g)
Royal Bank of Canada, Senior Notes (3 mo. USD LIBOR + 0.390%)	2.729%	4/30/21	240,000	240,925	(b)
Santander UK Group Holdings PLC, Senior Notes	3.571%	1/10/23	200,000	194,502
Sumitomo Mitsui Banking Corp., Senior Notes	2.092%	10/18/19	560,000	552,975
Toronto-Dominion Bank, Senior Notes	3.250%	6/11/21	50,000	50,003
U.S. Bank N.A., Senior Notes (3 mo. USD LIBOR + 0.320%)	2.655%	4/26/21	640,000	642,585	(b)
Wachovia Capital Trust III, Junior Subordinated Bonds (the greater of 3 mo. USD LIBOR + 0.930% or 5.570%)	5.570%	10/9/18	1,800,000	1,785,150	(b)(d)(g)
Wells Fargo & Co., Senior Notes	3.500%	3/8/22	450,000	449,568
Total Banks				13,557,019
Capital Markets — 1.6%
Bank of New York Mellon Corp., Junior Subordinated Notes (4.500% to 6/20/23 then 3 mo. USD LIBOR + 2.460%)	4.500%	6/20/23	1,340,000	1,289,750	(b)(d)(g)

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2018 Annual Report	15

Schedule of investments (cont’d)

September 30, 2018

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Capital Markets — continued
Goldman Sachs Capital III, Junior Subordinated Notes (3 mo. USD LIBOR + 0.770%, 4.000% floor)	4.000%	10/29/18	43,000	$35,583	(b)(g)
Total Capital Markets				1,325,333
Consumer Finance — 0.9%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	225,000	239,062
American Express Co., Senior Notes	2.650%	12/2/22	517,000	498,335	(d)
Total Consumer Finance				737,397
Diversified Financial Services — 0.6%
International Lease Finance Corp., Senior Notes	8.625%	1/15/22	290,000	329,834
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	190,000	201,162
Total Diversified Financial Services				530,996
Insurance — 0.8%
Ambac Assurance Corp., Subordinated Notes	5.100%	6/7/20	4,066	5,560	(c)
Ambac LSNI LLC, Senior Secured Notes (3 mo. USD LIBOR + 5.000%)	7.396%	2/12/23	18,518	18,773	(b)(c)
MetLife Inc., Junior Subordinated Notes (5.250% to 6/15/20 then 3 mo. USD LIBOR + 3.575%)	5.250%	6/15/20	680,000	690,540	(b)(d)(g)
Total Insurance				714,873
Total Financials				16,865,618
Health Care — 3.1%
Biotechnology — 0.2%
Gilead Sciences Inc., Senior Notes	1.850%	9/20/19	180,000	178,540
Health Care Equipment & Supplies — 1.0%
Becton Dickinson and Co., Senior Notes	3.734%	12/15/24	139,000	136,319
Becton Dickinson and Co., Senior Notes (3 mo. USD LIBOR + 1.030%)	3.351%	6/6/22	250,000	251,517	(b)
Medtronic Inc., Senior Notes	3.500%	3/15/25	440,000	436,716	(d)
Total Health Care Equipment & Supplies				824,552
Health Care Providers & Services — 1.2%
CVS Health Corp., Senior Notes	3.350%	3/9/21	900,000	898,671
Humana Inc., Senior Notes	2.500%	12/15/20	140,000	137,492
Total Health Care Providers & Services				1,036,163
Pharmaceuticals — 0.7%
Teva Pharmaceutical Finance IV BV, Senior Notes	3.650%	11/10/21	30,000	29,079
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	1.700%	7/19/19	500,000	491,965
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.200%	7/21/21	60,000	56,420
Total Pharmaceuticals				577,464
Total Health Care				2,616,719

See Notes to Financial Statements.

16	Western Asset Variable Rate Strategic Fund Inc. 2018 Annual Report

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Industrials — 2.9%
Aerospace & Defense — 0.7%
General Dynamics Corp., Senior Notes (3 mo. USD LIBOR + 0.380%)	2.718%	5/11/21	370,000	$372,623	(b)
United Technologies Corp., Senior Notes (3 mo. USD LIBOR + 0.650%)	2.965%	8/16/21	200,000	200,557	(b)
Total Aerospace & Defense				573,180
Airlines — 0.3%
Air 2 US Pass-Through Trust	8.027%	10/1/19	6,163	6,282	(c)
American Airlines 2016-1 Class A Pass Through Trust, 2016-1, A	4.100%	1/15/28	226,088	225,139
Delta Air Lines 2007-1 Class B Pass Through Trust, Secured Notes	8.021%	8/10/22	26,894	29,546	(e)
Total Airlines				260,967
Construction & Engineering — 0.2%
Brundage-Bone Concrete Pumping Inc., Senior Secured Notes	10.375%	9/1/23	200,000	213,500	(c)
Electrical Equipment — 0.2%
ABB Finance USA Inc., Senior Notes	2.800%	4/3/20	140,000	139,391
Industrial Conglomerates — 1.5%
General Electric Co., Junior Subordinated Notes (5.000% to 1/21/21 then 3 mo. USD LIBOR + 3.330%)	5.000%	1/21/21	1,312,000	1,279,856	(b)(d)(g)
Total Industrials				2,466,894
Information Technology — 0.4%
Technology Hardware, Storage & Peripherals — 0.4%
Dell International LLC/EMC Corp., Senior Secured Notes	4.420%	6/15/21	340,000	345,338	(c)(d)
Materials — 0.9%
Chemicals — 0.3%
Equate Petrochemical BV, Senior Notes	3.000%	3/3/22	280,000	270,452	(c)
Metals & Mining — 0.6%
Anglo American Capital PLC, Senior Notes	4.125%	4/15/21	320,000	322,216	(c)
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	159,000	160,590
Total Metals & Mining				482,806
Total Materials				753,258
Utilities — 0.3%
Electric Utilities — 0.3%
FirstEnergy Corp., Senior Notes	2.850%	7/15/22	290,000	280,592
Total Corporate Bonds & Notes (Cost — $36,076,401)				37,080,072
Asset-Backed Securities — 24.3%
ACIS CLO Ltd., 2015-6A, A1 (3 mo. USD LIBOR + 1.590%)	3.933%	5/1/27	170,000	170,131	(b)(c)

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2018 Annual Report	17

Schedule of investments (cont’d)

September 30, 2018

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Ameriquest Mortgage Securities Inc. Asset-Backed Pass-Through Certificates Series, 2002-AR1, M1 (1 mo. USD LIBOR + 1.065%)	3.136%	9/25/32	90,892	$91,264	(b)
Ameriquest Mortgage Securities Inc. Asset-Backed Pass-Through Certificates Series, 2005-R7, M2 (1 mo. USD LIBOR + 0.500%)	2.716%	9/25/35	270,000	271,769	(b)
Apex Credit CLO 2017 Ltd., 2017-1A, A1 (3 mo. USD LIBOR + 1.470%)	3.812%	4/24/29	200,000	200,511	(b)(c)
Ares XLIV CLO Ltd., 2017-44A, C (3 mo. USD LIBOR + 3.450%)	5.789%	10/15/29	250,000	251,260	(b)(c)
Ares XXVII CLO Ltd., 2013-2A, XR (3 mo. USD LIBOR + 0.900%)	3.239%	7/28/29	150,000	150,000	(b)(c)
Argent Securities Inc., Pass-Through Certificates Series, 2003-W3, M1 (1 mo. USD LIBOR + 1.125%)	3.341%	9/25/33	24,093	24,112	(b)
Bear Stearns Asset Backed Securities Trust, 2007-SD1, 1A2A	6.000%	10/25/36	513,244	402,802
BlueMountain CLO Ltd., 2014-2A, DR (3 mo. USD LIBOR + 3.000%)	5.348%	7/20/26	250,000	250,000	(b)(c)
Bowman Park CLO Ltd., 2014-1A, AR (3 mo. USD LIBOR + 1.180%)	3.490%	11/23/25	250,000	250,132	(b)(c)
Carlyle Global Market Strategies, 2017-2A, A1B (3 mo. USD LIBOR + 1.220%)	3.568%	7/20/31	250,000	250,136	(b)(c)
Carlyle Global Market Strategies, 2017-2A, C (3 mo. USD LIBOR + 3.700%)	6.048%	7/20/31	250,000	253,911	(b)(c)
Chase Funding Trust Series, 2004-1, 1A7	4.985%	11/25/33	210,554	218,644	(b)
Citigroup Mortgage Loan Trust Inc., 2005-OPT1, M1 (1 mo. USD LIBOR + 0.630%)	2.846%	2/25/35	242,234	242,203	(b)
Conseco Finance Corp., 1997-4 M1	7.220%	2/15/29	335,420	346,427	(b)
Countrywide Asset-Backed Certificates, 2003-5, AF5	5.176%	2/25/34	547,457	564,282	(b)
Countrywide Asset-Backed Certificates, 2007-10, 1A1 (1 mo. USD LIBOR + 0.180%)	2.396%	6/25/47	793,210	760,692	(b)
Countrywide Asset-Backed Certificates, 2007-13, 2A1 (1 mo. USD LIBOR + 0.900%)	3.116%	10/25/47	585,060	585,421	(b)
Countrywide Home Equity Loan Trust, 2006-HW, 2A1B (1 mo. USD LIBOR + 0.150%)	2.308%	11/15/36	350,673	309,199	(b)
Credit-Based Asset Servicing & Securitization LLC, 2007-SP1, A4	5.615%	12/25/37	229,027	233,093	(b)(c)
GreenPoint Home Equity Loan Trust, 2004-4, A (1 mo. USD LIBOR + 0.280%)	2.438%	8/15/30	64,009	62,029	(b)
Grippen Park CLO Ltd., 2017-1A, D (3 mo. USD LIBOR + 3.300%)	5.648%	1/20/30	500,000	503,153	(b)(c)
GSAA Home Equity Trust, 2006-5, 2A3 (1 mo. USD LIBOR + 0.270%)	2.486%	3/25/36	756,914	544,876	(b)
GSAMP Trust, 2004-OPT, B1 (1 mo. USD LIBOR + 2.400%)	3.885%	11/25/34	47,651	39,444	(b)
GSRPM Mortgage Loan Trust, 2007-1, A (1 mo. USD LIBOR + 0.400%)	2.616%	10/25/46	251,861	239,652	(b)(c)
Home Equity Loan Trust, 2006-HSA3, A (1 mo. USD LIBOR + 0.130%)	2.346%	5/25/36	498,820	476,031	(b)
Home Equity Mortgage Loan Asset-Backed Trust Series, 2006-A, A (1 mo. USD LIBOR + 0.260%)	2.476%	6/25/36	2,042,403	281,578	(b)

See Notes to Financial Statements.

18	Western Asset Variable Rate Strategic Fund Inc. 2018 Annual Report

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Jamestown CLO X Ltd., 2017-10A, A2 (3 mo. USD LIBOR + 1.850%)	4.203%	7/17/29	250,000	$251,173	(b)(c)
Lehman XS Trust, 2006-8, 2A4A (1 mo. USD LIBOR + 0.260%)	2.476%	6/25/36	1,504,629	1,264,199	(b)
Long Beach Mortgage Loan Trust, 2001-3, M1 (1 mo. USD LIBOR + 0.825%)	3.041%	9/25/31	41,985	43,366	(b)
Long Beach Mortgage Loan Trust, 2002-1, 2M1 (1 mo. LIBOR + 1.125%)	3.341%	5/25/32	73,559	73,843	(b)
Magnetite CLO Ltd., 2014-9A, A1R (3 mo. USD LIBOR + 1.000%)	3.335%	7/25/26	250,000	250,051	(b)(c)
Midocean Credit CLO VII, 2017-7A, B (3 mo. USD LIBOR + 1.900%)	4.239%	7/15/29	250,000	250,482	(b)
Morgan Stanley ABS Capital I Inc. Trust, 2004-HE5, M2 (1 mo. USD LIBOR + 1.875%)	4.091%	6/25/34	741,651	733,826	(b)
Mosaic Solar Loan Trust, 2018-2GS, A	4.200%	2/22/44	105,111	105,081	(c)
Neuberger Berman Loan Advisers CLO 24 Ltd., 2017-24A, C (3 mo. USD LIBOR + 2.450%)	4.792%	4/19/30	250,000	250,880	(b)(c)
New Century Home Equity Loan Trust, 2004-3, M1 (1 mo. USD LIBOR + 0.930%)	3.146%	11/25/34	638,898	641,955	(b)
NovaStar Mortgage Funding Trust Series, 2004-1, M3 (1 mo. USD LIBOR + 0.825%)	3.041%	6/25/34	605,611	603,133	(b)
OneMain Financial Issuance Trust, 2016-3A, A	3.830%	6/18/31	925,000	922,530	(c)
Option One Mortgage Loan Trust, 2005-1, A4 (1 mo. USD LIBOR + 0.800%)	3.016%	2/25/35	8,335	8,353	(b)
Option One Mortgage Loan Trust, 2005-3, M4 (1 mo. USD LIBOR + 0.930%)	3.146%	8/25/35	520,000	465,813	(b)
Origen Manufactured Housing Contract Trust, 2007-A, A2	4.538%	4/15/37	315,274	310,883	(b)
OSCAR U.S. Funding Trust, 2017-1A, A2A	2.300%	5/11/20	51,109	51,159	(c)
People’s Choice Home Loan Securities Trust Series, 2004-2, M1 (1 mo. USD LIBOR + 0.900%)	3.116%	10/25/34	16,305	16,372	(b)
RAAC Trust, 2006-RP2, A (1 mo. USD LIBOR + 0.250%)	2.466%	2/25/37	15,776	15,810	(b)(c)
RAAC Trust, 2006-RP3, A (1 mo. USD LIBOR + 0.270%)	2.486%	5/25/36	380,383	374,801	(b)(c)
RAMP Series Trust, 2003-RS7, MII1 (1 mo. USD LIBOR + 1.125%)	3.341%	8/25/33	19,566	18,717	(b)
RASC Series Trust, 2005-KS12, M4 (1 mo. USD LIBOR + 0.640%)	2.856%	1/25/36	460,000	423,457	(b)
RASC Series Trust, 2006-KS2, M3 (1 mo. USD LIBOR + 0.410%)	2.626%	3/25/36	1,260,000	1,107,622	(b)
Renaissance Home Equity Loan Trust, 2003-2, A (1 mo. USD LIBOR + 0.880%)	3.096%	8/25/33	71,288	69,920	(b)
SACO I Trust, 2006-3, A3 (1 mo. USD LIBOR + 0.460%)	2.676%	4/25/36	107,035	105,492	(b)
SACO I Trust, 2006-4, A1 (1 mo. USD LIBOR + 0.340%)	2.556%	3/25/36	103,171	101,045	(b)
Seneca Park CLO Ltd., 2014-1A, AR (3 mo. USD LIBOR + 1.120%)	3.456%	7/17/26	250,000	249,997	(b)(c)
SLM Private Credit Student Loan Trust, 2006-A, A5 (3 mo. USD LIBOR + 0.290%)	2.624%	6/15/39	88,835	86,762	(b)
SLM Private Credit Student Loan Trust, 2007-A, A4A (3 mo. USD LIBOR + 0.240%)	2.574%	12/16/41	600,000	586,609	(b)

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2018 Annual Report	19

Schedule of investments (cont’d)

September 30, 2018

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Asset-Backed Securities — continued
SLM Student Loan Trust, 2006-10, A6 (3 mo. USD LIBOR + 0.150%)	2.485%	3/25/44	960,000		$925,722	(b)
SMB Private Education Loan Trust, 2016-C, A2A	2.340%	9/15/34	800,000		776,533	(c)
Structured Asset Investment Loan Trust, 2004-9, M4 (1 mo. USD LIBOR + 1.950%)	4.166%	10/25/34	117,619		117,134	(b)
Terwin Mortgage Trust Series TMTS, 2004 - 5HE, M1 (1 mo. USD LIBOR + 0.885%)	3.101%	6/25/35	445,682		447,287	(b)
THL Credit Wind River CLO Ltd., 2016-1A, BR (3 mo. USD LIBOR + 1.650%)	3.998%	7/15/28	250,000		249,997	(b)
Towd Point Mortgage Trust, 2017-1, A1	2.750%	10/25/56	514,576		504,619	(b)(c)
Venture XXVIII CLO Ltd., 2017-28A, A2 (3 mo. USD LIBOR + 1.110%)	3.458%	7/20/30	300,000		299,425	(b)(c)
Total Asset-Backed Securities (Cost — $19,473,585)					20,676,800
Sovereign Bonds — 3.1%
Brazil — 0.8%
Brazil Notas do Tesouro Nacional Series F, Notes	10.000%	1/1/21	1,885,000	BRL	472,250
Brazil Notas do Tesouro Nacional Series F, Notes	10.000%	1/1/23	833,000	BRL	201,370
Brazil Notas do Tesouro Nacional Series F, Notes	10.000%	1/1/27	108,000	BRL	24,776
Total Brazil					698,396
Mexico — 1.3%
Mexican Bonos, Bonds	6.500%	6/9/22	15,090,000	MXN	774,635
Mexico Government International Bond, Senior Notes	6.750%	9/27/34	85,000		101,894	(d)
Mexico Government International Bond, Senior Notes	5.550%	1/21/45	210,000		223,650	(d)
Total Mexico					1,100,179
Russia — 0.5%
Russian Foreign Bond - Eurobond, Senior Notes	12.750%	6/24/28	254,000		407,614	(f)
Saudi Arabia — 0.2%
Saudi Government International Bonds, Senior Notes	2.875%	3/4/23	200,000		193,446	(c)
United Arab Emirates — 0.3%
Abu Dhabi Government International Bond, Senior Notes	2.500%	10/11/22	270,000		260,327	(c)
Total Sovereign Bonds (Cost — $3,155,177)					2,659,962

			Shares
Preferred Stocks — 2.2%
Financials — 2.2%
Capital Markets — 2.2%
Northern Trust Corp.	5.850%		23,300		592,985
State Street Corp. (5.900% to 3/15/24 then 3 mo. USD LIBOR + 3.108%)	5.900%		49,000		1,287,230	(b)
Total Financials					1,880,215

See Notes to Financial Statements.

20	Western Asset Variable Rate Strategic Fund Inc. 2018 Annual Report

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate		Shares	Value
Industrials — 0.0%
Marine — 0.0%
Tricer Tracking Preferred Equity Certificates (8.000% PIK)	8.000%		781,762	$7,818	(e)(h)(i)
Total Preferred Stocks (Cost — $1,918,212)				1,888,033

		Maturity Date	Face Amount†
Mortgage-Backed Securities — 1.9%
GNMA — 1.9%
Government National Mortgage Association (GNMA)	6.500%	8/15/34	104,988	115,512
Government National Mortgage Association (GNMA) II (UST Yield Curve CMT 1 year + 1.235%)	3.431%	8/20/58	107,517	109,443	(b)(d)
Government National Mortgage Association (GNMA) II	3.770%	10/20/59-1/20/60	541,675	557,044	(b)(d)
Government National Mortgage Association (GNMA) II (UST Yield Curve CMT 1 year + 1.410%)	3.740%	12/20/59	500,496	513,861	(b)(d)
Government National Mortgage Association (GNMA) II (UST Yield Curve CMT 1 year + 1.389%)	3.719%	12/20/59	113,335	116,146	(b)(d)
Government National Mortgage Association (GNMA) II (UST Yield Curve CMT 1 year + 1.248%)	3.582%	7/20/60	108,722	111,243	(b)(d)
Government National Mortgage Association (GNMA) II (1 mo. USD LIBOR + 1.189%)	3.280%	7/20/60	109,677	112,124	(b)(d)
Total Mortgage-Backed Securities (Cost — $1,621,381)				1,635,373
Senior Loans — 1.9%
Communication Services — 1.0%
Diversified Telecommunication Services — 0.1%
Virgin Media Bristol LLC, Term Loan K (1 mo. LIBOR + 2.500%)	4.658%	1/15/26	137,809	138,179	(b)(j)(k)
Media — 0.9%
Univision Communications Inc., 2017 Term Loan (1 mo. LIBOR + 2.750%)	4.992%	3/15/24	754,550	734,878	(b)(j)(k)
Total Communication Services				873,057
Consumer Discretionary — 0.3%
Specialty Retail — 0.3%
Michaels Stores Inc., 2018 Term Loan B (1 mo. LIBOR + 2.500%)	4.658-4.742%	1/30/23	237,231	236,787	(b)(j)(k)
Industrials — 0.3%
Airlines — 0.3%
American Airlines Inc., 2018 Term Loan (1 mo. LIBOR + 1.750%)	3.980%	6/27/25	288,840	283,966	(b)(j)(k)

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2018 Annual Report	21

Schedule of investments (cont’d)

September 30, 2018

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Information Technology — 0.3%
IT Services — 0.3%
First Data Corp., 2024 USD Term Loan (1 mo. LIBOR + 2.000%)	4.212%	4/26/24	200,923	$201,287	(b)(j)(k)
Total Senior Loans (Cost — $1,584,823)				1,595,097
U.S. Government & Agency Obligations — 0.7%
U.S. Government Obligations — 0.7%
U.S. Treasury Notes (Cost — $554,573)	2.000%	6/30/24	580,000	550,139

			Shares
Common Stocks — 0.0%
Industrials — 0.0%
Marine — 0.0%
Tricer HoldCo, S.C.A. (Cost — $13,316)			1,628	5,958	*(e)(h)

	Expiration Date	Contracts	Notional Amount†
Purchased Options — 0.0%
Exchange-Traded Purchased Options — 0.0%
U.S. Treasury 5-Year Notes Futures, Call @ $112.75 (Cost — $3,218)	10/26/18	17	17,000	2,258
Total Investments before Short-Term Investments (Cost — $101,521,734)				105,071,731

	Rate		Shares
Short-Term Investments — 3.6%
Dreyfus Government Cash Management, Institutional Shares (Cost — $3,049,744)	2.013%		3,049,744	3,049,744
Total Investments — 127.3% (Cost — $104,571,478)				108,121,475
Liabilities in Excess of Other Assets — (27.3)%				(23,189,210)
Total Net Assets — 100.0%				$84,932,265

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(b)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(d)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

See Notes to Financial Statements.

22	Western Asset Variable Rate Strategic Fund Inc. 2018 Annual Report

Western Asset Variable Rate Strategic Fund Inc.

(e)	Security is valued using significant unobservable inputs (Note 1).

(f)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (Note 1).

(i)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional securities.

(j)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(k)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

Abbreviations used in this schedule:
BRL	— Brazilian Real
CAS	— Connecticut Avenue Securities
CLO	— Collateral Loan Obligation
CMT	— Constant Maturity Treasury
IO	— Interest Only
LIBOR	— London Interbank Offered Rate
MXN	— Mexican Peso
PIK	— Payment-In-Kind
REMIC	— Real Estate Mortgage Investment Conduit
UST	— United States Treasury

Schedule of Written Options
Exchange-Traded Written Options
Security	Expiration Date	Strike Price	Contracts	Notional Amount	Value
U.S. Treasury 5-Year Notes Futures, Call (Premiums received — $2,600)	11/23/18	$113.00	14	$14,000	$2,406

At September 30, 2018, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	186	12/19	$45,118,683	$45,039,900	$(78,783)
90-Day Eurodollar	51	6/20	12,397,854	12,345,825	(52,029)
U.S. Treasury 2-Year Notes	8	12/18	1,692,124	1,685,875	(6,249)
U.S. Treasury 5-Year Notes	56	12/18	6,354,296	6,298,688	(55,608)
U.S. Treasury 10-Year Notes	73	12/18	8,794,920	8,671,031	(123,889)
U.S. Treasury Ultra Long-Term Bonds	4	12/18	639,702	617,125	(22,577)
					(339,135)

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2018 Annual Report	23

Schedule of investments (cont’d)

September 30, 2018

Western Asset Variable Rate Strategic Fund Inc.

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Sell:
90-Day Eurodollar	138	12/18	$33,614,714	$33,582,300	$32,414
90-Day EuroDollar	17	11/18	4,140,319	4,141,412	(1,093)
U.S. Treasury Long-Term Bonds	14	12/18	2,013,368	1,967,000	46,368
					77,689
Net unrealized depreciation on open futures contracts					$(261,446)

At September 30, 2018, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
ARS	430,000	USD	19,439	Citibank N.A.	10/3/18	$(9,098)
ARS	430,000	USD	19,431	Citibank N.A.	10/3/18	(9,089)
ARS	620,000	USD	28,016	Citibank N.A.	10/3/18	(13,106)
ARS	1,310,000	USD	59,222	Citibank N.A.	10/3/18	(27,718)
USD	21,259	ARS	831,000	Citibank N.A.	10/3/18	1,274
USD	33,768	ARS 1,270,000		Citibank N.A.	10/3/18	3,225
USD	17,443	ARS	689,000	JPMorgan Chase Bank	10/3/18	873
ARS	1,510,000	USD	68,110	Citibank N.A.	10/5/18	(31,897)
USD	38,083	ARS 1,510,000		Goldman Sachs & Co.	10/5/18	1,871
MXN	14,070,000	USD	733,825	Citibank N.A.	10/18/18	15,412
USD	30,029	BRL	119,000	Citibank N.A.	10/18/18	610
ARS	831,000	USD	18,010	Citibank N.A.	3/26/19	(1,390)
ARS	1,270,000	USD	28,675	Citibank N.A.	3/26/19	(3,275)
ARS	689,000	USD	14,683	JPMorgan Chase Bank	3/26/19	(903)
ARS	1,510,000	USD	31,790	Goldman Sachs & Co.	3/29/19	(1,668)
Total						$(74,879)

Abbreviations used in this table:
ARS	— Argentine Peso
BRL	— Brazilian Real
MXN	— Mexican Peso
USD	— United States Dollar

See Notes to Financial Statements.

24	Western Asset Variable Rate Strategic Fund Inc. 2018 Annual Report

Western Asset Variable Rate Strategic Fund Inc.

At September 30, 2018, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
	Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
	$2,500,000	6/28/23	1.238% semi-annually	3-Month LIBOR quarterly	$(3,131)	$206,192
	2,540,000	7/9/23	2.902% semi-annually	3-Month LIBOR quarterly	97	19,458
	9,463,000	12/19/23	3-Month LIBOR quarterly	Daily Federal Funds Effective Rate + 0.310% quarterly	—	(593)
	19,100,000	7/5/28	3.000% semi-annually	3-Month LIBOR quarterly	(108,943)	336,687
Total	$33,603,000				$(111,977)	$561,744

†	Percentage shown is an annual percentage rate.

Abbreviations used in this table:
LIBOR	— London Interbank Offered Rate

At September 30, 2018, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements	Asset Class of Collateral*	Collateral Value
Bank of America	2.330%	9/6/2018	10/5/2018	$937,000	Collateralized Mortgage Obligations	$967,888
					Mortgage-Backed Securities	109,443
Bank of America	2.360%	9/17/2018	10/17/2018	929,000	Mortgage-Backed Securities	1,002,450
Bank of America	2.420%	9/28/2018	10/29/2018	378,000	Mortgage-Backed Securities	407,969
Bank of America	2.430%	9/20/2018	10/22/2018	1,902,000	Collateralized Mortgage Obligations	2,241,972
Bank of America	2.940%	9/28/2018	10/29/2018	107,000	Collateralized Mortgage Obligations	149,804
Barclays Capital Inc.	2.500%	8/1/2018	11/1/2018	2,050,000	Collateralized Mortgage Obligations	2,272,952
Barclays Capital Inc.	2.600%	6/14/2018	TBD**	265,819	Sovereign Bonds	325,544
Morgan Stanley & Co.	3.141%	8/6/2018	11/5/2018	3,490,000	Corporate Bonds & Notes	3,870,587
Morgan Stanley & Co.	3.472%	8/20/2018	11/19/2018	6,216,000	Corporate Bonds & Notes	6,763,067
Morgan Stanley & Co.	3.722%	8/20/2018	11/19/2018	1,049,000	Corporate Bonds & Notes	1,416,499
RBC Capital Markets	2.820%	9/6/2018	10/5/2018	959,000	Collateralized Mortgage Obligations	1,318,568
RBC Capital Markets	3.020%	9/4/2018	12/3/2018	2,158,942	Corporate Bonds & Notes	2,307,189
RBC Capital Markets	3.030%	9/11/2018	12/11/2018	3,374,950	Corporate Bonds & Notes	3,592,617
				$23,816,711		$26,746,549

*	Refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements.

**

TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements.

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2018 Annual Report	25

Statement of assets and liabilities

September 30, 2018

Assets:
Investments, at value (Cost — $104,571,478)	$108,121,475
Cash	606
Foreign currency, at value (Cost — $68,927)	67,113
Interest and dividends receivable	584,124
Deposits with brokers for centrally cleared swap contracts	303,132
Receivable for securities sold	237,835
Deposits with brokers for OTC derivatives	90,000
Deposits with brokers for open futures contracts and exchange-traded options	36,090
Unrealized appreciation on forward foreign currency contracts	23,265
Receivable from broker — variation margin on open futures contracts	11,930
Prepaid expenses	6,936
Total Assets	109,482,506

Liabilities:
Payable for open reverse repurchase agreements (Note 3)	23,816,711
Distributions payable	361,801
Unrealized depreciation on forward foreign currency contracts	98,144
Interest payable	74,069
Investment management fee payable	67,547
Directors’ fees payable	4,579
Written options, at value (premiums received — $2,600)	2,406
Payable to broker — variation margin on centrally cleared swap contracts	620
Accrued expenses	124,364
Total Liabilities	24,550,241
Total Net Assets	$84,932,265

Net Assets:
Par value ($0.001 par value; 4,668,407 shares issued and outstanding; 100,000,000 shares authorized)	$4,668
Paid-in capital in excess of par value	94,957,238
Undistributed net investment income	102,579
Accumulated net realized loss on investments, futures contracts, written options, swap contracts, forward foreign currency contracts and foreign currency transactions	(13,905,937)
Net unrealized appreciation on investments, futures contracts, written options, swap contracts, forward foreign currency contracts and foreign currencies	3,773,717
Total Net Assets	$84,932,265

Shares Outstanding	4,668,407

Net Asset Value	$18.19

See Notes to Financial Statements.

26	Western Asset Variable Rate Strategic Fund Inc. 2018 Annual Report

Statement of operations

For the Year Ended September 30, 2018

Investment Income:
Interest	$5,894,167
Dividends	112,075
Total Investment Income	6,006,242

Expenses:
Investment management fee (Note 2)	830,453
Interest expense (Note 3)	658,817
Audit and tax fees	83,259
Legal fees	47,950
Transfer agent fees	38,106
Shareholder reports	26,354
Directors’ fees	24,487
Stock exchange listing fees	12,501
Fund accounting fees	8,711
Custody fees	6,152
Insurance	1,887
Miscellaneous expenses	14,024
Total Expenses	1,752,701
Net Investment Income	4,253,541

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	1,576,283
Futures contracts	(324,432)
Written options	72,460
Swap contracts	2,789,359
Forward foreign currency contracts	(10,111)
Foreign currency transactions	(11,437)
Net Realized Gain	4,092,122
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(3,112,140)
Futures contracts	(179,650)
Written options	610
Swap contracts	(1,219,935)
Forward foreign currency contracts	(54,049)
Foreign currencies	1,445
Change in Net Unrealized Appreciation (Depreciation)	(4,563,719)
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(471,597)
Increase in Net Assets From Operations	$3,781,944

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2018 Annual Report	27

Statements of changes in net assets

For the Years Ended September 30,	2018	2017

Operations:
Net investment income	$4,253,541	$3,723,819
Net realized gain (loss)	4,092,122	(175,976)
Change in net unrealized appreciation (depreciation)	(4,563,719)	5,047,433
Increase in Net Assets From Operations	3,781,944	8,595,276

Distributions to Shareholders From (Note 1):
Net investment income	(4,341,618)	(4,341,618)
Decrease in Net Assets From Distributions to Shareholders	(4,341,618)	(4,341,618)
Increase (Decrease) in Net Assets	(559,674)	4,253,658

Net Assets:
Beginning of year	85,491,939	81,238,281
End of year*	$84,932,265	$85,491,939
*Includes undistributed (overdistributed) net investment income respectively, of:	$102,579	$(314,210)

See Notes to Financial Statements.

28	Western Asset Variable Rate Strategic Fund Inc. 2018 Annual Report

Statement of cash flows

For the Year Ended September 30, 2018

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$3,781,944
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(28,807,145)
Sales of portfolio securities	32,653,044
Net purchases, sales and maturities of short-term investments	764,714
Payment-in-kind	(578)
Realized loss on purchased options	(11,010)
Net amortization of premium (accretion of discount)	(1,115,059)
Decrease in receivable for securities sold	514,427
Increase in interest and dividends receivable	(2,705)
Decrease in receivable from broker — variation margin on centrally cleared swap contracts	35,443
Increase in prepaid expenses	(33)
Increase in receivable from broker — variation margin on open futures contracts	(11,930)
Increase in payable to broker — variation margin on centrally cleared swap contracts	620
Decrease in payable for securities purchased	(1,820,429)
Decrease in investment management fee payable	(1,781)
Increase in Directors’ fee payable	1,352
Increase in interest payable	13,555
Increase in accrued expenses	21,186
Decrease in premiums received from written options	(5,632)
Decrease in payable to broker — variation margin on open futures contracts	(10,385)
Decrease in payable for options purchased to close	(38,434)
Net realized gain on investments	(1,576,283)
Change in net unrealized appreciation (depreciation) of investments, written options and forward foreign currency transactions	3,165,579
Net Cash Provided by Operating Activities*	7,550,460

Cash Flows From Financing Activities:
Distributions paid on common stock	(4,341,618)
Decrease in payable for reverse repurchase agreements	(3,324,602)
Net Cash Used in Financing Activities	(7,666,220)
Net Decrease in Cash and Restricted Cash	(115,760)
Cash and restricted cash at beginning of year	612,701
Cash and restricted cash at end of year	$496,941

*	Included in operating expenses is cash of $645,262 paid for interest on borrowings.

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2018 Annual Report	29

Statement of cash flows (cont’d)

For the Year Ended September 30, 2018

The following table provides a reconciliation of cash and restricted cash reported with the Statement of Assets and Liabilities that sums to the total of the such amounts shown on the Statement of Cash Flows.

September 30, 2018
Cash	$67,719
Restricted cash	429,222
Total cash and restricted cash shown in the Statement of Cash Flows	$496,941

Restricted cash consists of cash that has been segregated to cover the Fund’s collateral or margin obligations under derivative contracts. It is separately reported on the Statement of Assets and Liabilities as Deposits with brokers.

See Notes to Financial Statements.

30	Western Asset Variable Rate Strategic Fund Inc. 2018 Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended September 30:
	2018[1]	2017[1]	2016[1]	2015[1]	2014[1]

Net asset value, beginning of year	$18.31	$17.40	$17.54	$18.85	$18.71

Income (loss) from operations:
Net investment income	0.91	0.80	0.79	0.69	0.78
Net realized and unrealized gain (loss)	(0.10)	1.04	(0.14)	(1.12)	0.23
Total income (loss) from operations	0.81	1.84	0.65	(0.43)	1.01

Less distributions from:
Net investment income	(0.93)	(0.93)	(0.74)	(0.66)	(0.87)
Return of capital	—	—	(0.19)	(0.22)	—
Total distributions	(0.93)	(0.93)	(0.93)	(0.88)	(0.87)
Net increase due to shares repurchased through tender offer	—	—	0.14	—	—

Net asset value, end of year	$18.19	$18.31	$17.40	$17.54	$18.85

Market price, end of year	$16.40	$17.39	$15.92	$15.56	$17.08
Total return, based on NAV[2,3]	4.52%	10.79%	4.78%[4]	(2.38)%	5.47%
Total return, based on Market Price[5]	(0.37)%	15.49%	8.53%	(3.95)%	5.66%

Net assets, end of year (000s)	$84,932	$85,492	$81,238	$116,962	$125,695

Ratios to average net assets:
Gross expenses	2.05%	1.89%	1.94%	1.12%	1.14%
Net expenses	2.05	1.89	1.94	1.12	1.14
Net investment income	4.97	4.47	4.57	3.76	4.10

Portfolio turnover rate	27%	30%	21%	30%	26%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.

[4]

The total return based on NAV reflects the impact of the tender and repurchase of its shares by the Fund at the price equal to 98% of the net asset value per share on November 20, 2015. Absent this tender offer, the total return based on NAV would have been 3.88%.

[5]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2018 Annual Report	31

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Variable Rate Strategic Fund Inc. (the “Fund”) was incorporated in Maryland on August 3, 2004 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is to maintain a high level of current income. The Fund invests primarily in variable rate instruments of U.S. and non-U.S. issuers, including U.S. and non-U.S. investment grade and high-yield debt, senior loans, emerging market debt and derivatives related to these securities.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

32	Western Asset Variable Rate Strategic Fund Inc. 2018 Annual Report

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset Variable Rate Strategic Fund Inc. 2018 Annual Report	33

Notes to financial statements (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Collateralized mortgage obligations	—	$38,436,242	$541,797	$38,978,039
Corporate bonds & notes:
Industrials	—	2,437,348	29,546	2,466,894
Other corporate bonds & notes	—	34,613,178	—	34,613,178
Asset-backed securities	—	20,676,800	—	20,676,800
Sovereign bonds	—	2,659,962	—	2,659,962
Preferred stocks:
Financials	$1,880,215	—	—	1,880,215
Industrials	—	—	7,818	7,818
Mortgage-backed securities	—	1,635,373	—	1,635,373
Senior loans	—	1,595,097	—	1,595,097
U.S. government & agency obligations	—	550,139	—	550,139
Common stocks	—	—	5,958	5,958
Purchased options	2,258	—	—	2,258
Total long-term investments	1,882,473	102,604,139	585,119	105,071,731
Short-term investments†	3,049,744	—	—	3,049,744
Total investments	$4,932,217	$102,604,139	$585,119	$108,121,475
Other financial instruments:
Futures contracts	$78,782	—	—	$78,782
Forward foreign currency contracts	—	$23,265	—	23,265
Centrally cleared interest rate swaps	—	562,337	—	562,337
Total other financial instruments	$78,782	$585,602	—	$664,384
Total	$5,010,999	$103,189,741	$585,119	$108,785,859

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$2,406	—	—	$2,406
Futures contracts	340,228	—	—	340,228
Forward foreign currency contracts	—	$98,144	—	98,144
Centrally cleared interest rate swaps	—	593	—	593
Total	$342,634	$98,737	—	$441,371

†	See Schedule of Investments for additional detailed categorizations.

34	Western Asset Variable Rate Strategic Fund Inc. 2018 Annual Report

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Western Asset Variable Rate Strategic Fund Inc. 2018 Annual Report	35

Notes to financial statements (cont’d)

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of

36	Western Asset Variable Rate Strategic Fund Inc. 2018 Annual Report

Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of September 30, 2018, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the year ended September 30, 2018 see Note 4.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, receive a fixed rate and pay a floating rate, or pay and receive a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

Western Asset Variable Rate Strategic Fund Inc. 2018 Annual Report	37

Notes to financial statements (cont’d)

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of prepayment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(i) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations. If the market value of the collateral declines during the period, the Fund may be required to post additional collateral to cover its obligation. Cash collateral that has been pledged to cover obligations of the Fund under reverse repurchase agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral are noted in the Schedule of Investments. Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

(j) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and

38	Western Asset Variable Rate Strategic Fund Inc. 2018 Annual Report

delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(k) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(l) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(m) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price

Western Asset Variable Rate Strategic Fund Inc. 2018 Annual Report	39

Notes to financial statements (cont’d)

volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(n) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(o) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(p) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments,

40	Western Asset Variable Rate Strategic Fund Inc. 2018 Annual Report

guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of September 30, 2018, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $98,144. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivative counterparties. As of September 30, 2018, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $90,000, which could be used to reduce the required payment.

(q) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on

Western Asset Variable Rate Strategic Fund Inc. 2018 Annual Report	41

Notes to financial statements (cont’d)

the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(r) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(s) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(t) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(u) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$504,866	$(504,866)

(a)

Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities, losses from mortgage-backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of swap contracts.

42	Western Asset Variable Rate Strategic Fund Inc. 2018 Annual Report

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (formerly Western Asset Management Company) (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Asset Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings used for leverage and any proceeds from the issuance of preferred stock.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited and Western Asset Singapore provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. Western Asset Limited and Western Asset Singapore do not receive any compensation from the Fund. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund. Western Asset pays Western Asset Limited and Western Asset Singapore a monthly subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to each such non-U.S. subadviser to manage.

During periods in which the Fund utilizes financial leverage, the fees paid to LMPFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended September 30, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$22,900,964	$5,906,181
Sales	26,236,009	6,417,035

At September 30, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$105,606,958	$4,927,031	$(2,412,514)	$2,514,517
Swap contracts	(111,977)	562,337	(593)	561,744

Western Asset Variable Rate Strategic Fund Inc. 2018 Annual Report	43

Notes to financial statements (cont’d)

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Written options	$(2,600)	$194	—	$194
Futures contracts	—	78,782	$(340,228)	(261,446)
Forward foreign currency contracts	—	23,265	(98,144)	(74,879)

Transactions in reverse repurchase agreements for the Fund during the year ended September 30, 2018 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$25,125,037	2.620%	$27,141,313

*	Averages based on the number of days that the Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 1.360% to 3.730% during the year ended September 30, 2018. Interest expense incurred on reverse repurchase agreements totaled $658,364.

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at September 30, 2018.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Purchased options[2]	$2,258	—	$2,258
Futures contracts[3]	78,782	—	78,782
Centrally cleared swap contracts[4]	562,337	—	562,337
Forward foreign currency contracts	—	$23,265	23,265
Total	$643,377	$23,265	$666,642

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Written options	$2,406	—	$2,406
Futures contracts[3]	340,228	—	340,228
Centrally cleared swap contracts[4]	593	—	593
Forward foreign currency contracts	—	$98,144	98,144
Total	$343,227	$98,144	$441,371

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

44	Western Asset Variable Rate Strategic Fund Inc. 2018 Annual Report

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended September 30, 2018. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Purchased options[1]	$(11,010)	—	$(11,010)
Written options	72,460	—	72,460
Futures contracts	(324,432)	—	(324,432)
Swap contracts	2,789,359	—	2,789,359
Forward foreign currency contracts	—	$(10,111)	(10,111)
Total	$2,526,377	$(10,111)	$2,516,266

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Purchased options[1]	$(960)	—	$(960)
Written options	610	—	610
Futures contracts	(179,650)	—	(179,650)
Swap contracts	(1,219,935)	—	(1,219,935)
Forward foreign currency contracts	—	$(54,049)	(54,049)
Total	$(1,399,935)	$(54,049)	$(1,453,984)

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

During the year ended September 30, 2018, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$1,627
Written options	3,567
Futures contracts (to buy)	45,118,763
Futures contracts (to sell)	38,916,468
Forward foreign currency contracts (to buy)	867,433
Forward foreign currency contracts (to sell)	52,510

Average Notional Balance
Interest rate swap contracts	$33,544,154

Western Asset Variable Rate Strategic Fund Inc. 2018 Annual Report	45

Notes to financial statements (cont’d)

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of September 30, 2018.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
Citibank N.A.	$20,521	$(95,573)	$(75,052)	$90,000	$14,948
Goldman Sachs & Co.	1,871	(1,668)	203	—	203
JPMorgan Chase Bank	873	(903)	(30)	—	(30)
Total	$23,265	$(98,144)	$(74,879)	$90,000	$15,121

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to over collateralization.

[4]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

[5]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

5. Distributions subsequent to September 30, 2018

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
9/21/2018	10/1/2018	$0.0775
10/19/2018	11/1/2018	$0.0775
11/23/2018	12/3/2018	$0.0775
12/21/2018	12/31/2018	$0.0775
1/18/2019	2/1/2019	$0.0775
2/15/2019	3/1/2019	$0.0775

6. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the year ended September 30, 2018, the Fund did not repurchase any shares.

46	Western Asset Variable Rate Strategic Fund Inc. 2018 Annual Report

7. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, was as follows:

	2018	2017
Distributions paid from:
Ordinary income	$4,341,618	$4,341,618

As of September 30, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$655,572
Deferred capital losses*	(8,844,984)
Capital loss carryforward**	(4,735,221)
Other book/tax temporary differences(a)	(290,780)
Unrealized appreciation (depreciation)(b)	3,185,772
Total accumulated earnings (losses) — net	$(10,029,641)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains. These losses must be utilized before any of the Fund’s capital loss carryforward may be utilized.

**	As of September 30, 2018, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
9/30/2019	$(4,735,221)

This amount will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures, options, and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the difference between book and tax amortization methods for premiums on fixed income securities.

8. Recent accounting pronouncements

The Fund has made a change in accounting principle and adopted the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2017-08 (“ASU 2017-08”), Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium; specifically, requiring the premium to be amortized to the earliest call date. Prior to ASU 2017-08, premiums on callable debt securities were generally amortized to maturity date. ASU 2017-08 is intended to more closely align the amortization period with the expectations incorporated into the market pricing on the underlying security. ASU 2017-08 does not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity date. Upon evaluation, the Fund has concluded that the change in accounting principle does not materially impact the financial statement amounts.

Western Asset Variable Rate Strategic Fund Inc. 2018 Annual Report	47

Notes to financial statements (cont’d)

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board Accounting Standards Update 2016-18 (“ASU 2016-18”), Statement of Cash Flows (Topic 230) — Restricted Cash. ASU 2016-18 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2017. ASU 2016-18 requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Prior to the issuance of ASU 2016-18, GAAP did not include specific guidance on the cash flow classification and presentation of changes in restricted cash or restricted cash equivalents. Upon evaluation, the Fund has concluded that ASU 2016-18 does not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

48	Western Asset Variable Rate Strategic Fund Inc. 2018 Annual Report

Report of independent registered public accounting firm

To the Board of Directors and Shareholders of Western Asset Variable Rate Strategic Fund Inc.

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Variable Rate Strategic Fund Inc. (the “Fund”) as of September 30, 2018, the related statements of operations and cash flows for the year ended September 30, 2018 and the statement of changes in net assets and financial highlights for each of the two years in the period ended September 30, 2018, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period ended September 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended September 30, 2016 and the financial highlights for each of the periods ended on or prior to September 30, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 21, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian, agent banks, and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, MD

November 20, 2018

We have served as the auditor of one or more investment companies in Legg Mason investment company group name since 1973. We have not determined the specific year we began serving as auditor.

Western Asset Variable Rate Strategic Fund Inc. 2018 Annual Report	49

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Variable Rate Strategic Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Fund’s annual proxy statement includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-888-777-0102.

Independent Directors†:
Robert D. Agdern
Year of birth	1950
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Member of the Advisory Committee of the Dispute Resolution Research Center at the Kellogg Graduate School of Business, Northwestern University (2002 to 2016); formerly, Deputy General Counsel responsible for western hemisphere matters for BP PLC (1999 to 2001); formerly, Associate General Counsel at Amoco Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments (1993 to 1998) (Amoco merged with British Petroleum in 1998 forming BP PLC).
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director during past five years	None

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2004
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director during past five years	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2004
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director during past five years	None

50	Western Asset Variable Rate Strategic Fund Inc.

Independent Directors cont’d
Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Emeritus Professor of French and Italian (since 2014) and formerly, Vice President and Dean of The College of Liberal Arts (1984 to 2009) and Professor of French and Italian (2009 to 2014) at Drew University
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director during past five years	None

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2004
Principal occupation(s) during past five years	Consultant and Lecturer; President Emeritus (since 2003); formerly, Senior Board Fellow (2003 to 2015) and President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director during past five years	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994); Trustee, Encyclopedia Brittanica; Director, Centre Partners IV and V, LP and Affiliates

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2004
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director during past five years	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Western Asset Variable Rate Strategic Fund Inc.	51

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d
Eileen A. Kamerick
Year of birth	1958
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years	National Association of Corporate Directors Board Leadership Fellow and financial expert; Adjunct Professor, The University of Chicago Law School (since 2018); Adjunct Professor, Washington University in St. Louis and University of Iowa law schools (since 2007); formerly, Senior Advisor to the Chief Executive Officer and Executive Vice President and Chief Financial Officer of ConnectWise, Inc. (software and services company) (2015 to 2016); Chief Financial Officer, Press Ganey Associates (health care informatics company) (2012 to 2014); Managing Director and Chief Financial Officer, Houlihan Lokey (international investment bank) and President, Houlihan Lokey Foundation (2010 to 2012)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director during past five years	Trustee of AIG Funds and Anchor Series Trust (since 2018); Hochschild Mining plc (precious metals company) (since 2016); Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (2003 to 2016)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2004
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Latin American Studies, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director during past five years	None

52	Western Asset Variable Rate Strategic Fund Inc.

Interested Director and Officer:
Jane Trust, CFA[2]
Year of birth	1962
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of portfolios in fund complex overseen by Director (including the Fund)	138
Other board memberships held by Director during past five years	None

Additional Officers:
Todd F. Kuehl Legg Mason 100 International Drive, 9th Floor, Baltimore, MD 21202
Year of birth	1969
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2017
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); formerly, Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) held with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Western Asset Variable Rate Strategic Fund Inc.	53

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2004
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) held with Fund[1]	Principal Financial Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

54	Western Asset Variable Rate Strategic Fund Inc.

Additional Officers cont’d
Jennifer S. Berg[3] Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1973
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2018
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2014); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2018); formerly, Vice President of Legg Mason & Co. (2011 to 2014)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2019, year 2020 and year 2021, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year, to hold office until their successors are duly elected and qualified.

[2]	Ms. Trust is an “interested person” of the Fund as defined in the 1940 Act because Ms. Trust is an officer of LMPFA and certain of its affiliates.

[3]	Effective January 1, 2018, Ms. Berg became Treasurer.

Western Asset Variable Rate Strategic Fund Inc.	55

Annual chief executive officer and principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

56	Western Asset Variable Rate Strategic Fund Inc.

Other shareholder communications regarding accounting

matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 49th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

Western Asset Variable Rate Strategic Fund Inc.	57

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stock-holders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date;

58	Western Asset Variable Rate Strategic Fund Inc.

otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151.

Western Asset Variable Rate Strategic Fund Inc.	59

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2018:

Record date:	Monthly	Monthly	Monthly
Payable date:	October 2017	November 2017 through December 2017	January 2018 through September 2018
Ordinary income:
Qualified dividend income for individuals	14.59%	13.89%	13.18%
Dividends qualifying for the dividends received deduction for corporations	13.45%	12.85%	12.26%

The following information is applicable to non-U.S. resident shareholders

Record date:	Monthly	Monthly
Payable date:	October 2017 through December 2017	January 2018 through September 2018
Ordinary income**	60.00%	60.00%

**

The following percentages of the ordinary income distributions paid by the Fund represent Qualified Net Interest Income and Qualified Short-Term Capital Gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

60	Western Asset Variable Rate Strategic Fund Inc.

Western Asset

Variable Rate Strategic Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Todd F. Kuehl

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Jennifer S. Berg*

Treasurer

Jeanne M. Kelly

Senior Vice President

*	Effective January 1, 2018, Ms. Berg became Treasurer.

Western Asset Variable Rate Strategic Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC†

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Custodian

The Bank of New York Mellon (“BNY”)‡

Transfer agent

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

†	Prior to May 2, 2018, known as Western Asset Management Company.
‡	Effective April 9, 2018, BNY became custodian.

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

GFY

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identify verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-888-777-0102.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

Western Asset Variable Rate Strategic Fund Inc.

Western Asset Variable Rate Strategic Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securi-ties and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Variable Rate Strategic Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

WASX010407 11/18 SR18-3480

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Eileen A. Kamerick, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert” and that she is independent for purposes of this item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the previous fiscal years ending September 30, 2017 and September 30, 2018 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $79,200 in September 30, 2017 and $77,412 in September 30, 2018.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in September 30, 2017 and $0 in September 30, 2018.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $4,220 in September 30, 2017 and $4,600 in September 30, 2018. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Western Asset Variable Rate Strategic Fund Inc. were $0 in September 30, 2017 and $0 in September 30, 2018.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Variable Rate Strategic Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Variable Rate Strategic Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for September 30, 2017 and September 30, 2018; Tax Fees were 100% and 100% for September 30, 2017 and September 30, 2018; and Other Fees were 100% and 100% for September 30, 2017 and September 30, 2018.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Variable Rate Strategic Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Variable Rate Strategic Fund Inc. during the reporting period were $160,000 in September 30, 2017 and $432,645 in September 30, 2018.

(h) Yes. Western Asset Variable Rate Strategic Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Variable Rate Strategic Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Western Asset Management Company, LLC

Proxy Voting Policies and Procedures

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)- 6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

1.	Proxies are reviewed to determine accounts impacted.

2.	Impacted accounts are checked to confirm Western Asset voting authority.

3.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

4.

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

5.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into the account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

6.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering, and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest.

Issues to be reviewed include, but are not limited to:

1.

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board- approved proposals on other matters relating to the board of directors with the following exceptions:

a.

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

a.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

b.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

c.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.

Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

RETIREMENT ACCOUNTS

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

Western Asset Management Company Limited

Proxy Voting and Corporate Actions Policy

NOTE: Below policy relating to Proxy Voting and Corporate Actions is a global policy for all Western Asset affiliates. As compliance with the Policy is monitored by Western Asset Pasadena affiliate, the Policy has been adopted from US Compliance Manual and therefore all defined terms are those defined in the US Compliance Manual rather than UK Compliance Manual.

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

RESPONSIBILITY AND OVERSIGHT

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

CLIENT AUTHORITY

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

PROXY GATHERING

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

PROXY VOTING

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

•	Proxies are reviewed to determine accounts impacted.

•	Impacted accounts are checked to confirm Western Asset voting authority.

•

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

•

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

•

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

•	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

TIMING

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

RECORDKEEPING

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

•	A copy of Western Asset’s policies and procedures.

•	Copies of proxy statements received regarding client securities.

•	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

•	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

•	A proxy log including:

•	Issuer name;

•	Exchange ticker symbol of the issuer’s shares to be voted;

•	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

•	Whether a vote was cast on the matter;

•	A record of how the vote was cast; and

•	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

DISCLOSURE

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

CONFLICT OF INTEREST

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

•

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

•

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

•	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

VOTING GUIDELINES

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

BOARD APPROVAL PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

Matters relating to the Board of Directors – Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

•

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

•	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

•	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

•	Votes are cast on a case-by-case basis in contested elections of directors.

Matters relating to Executive Compensation – Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by- case basis on board-approved proposals relating to executive compensation, except as follows:

•	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

•	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

•	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

•

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

Matters relating to Capitalization – The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board- approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

•	Western Asset votes for proposals relating to the authorization of additional common stock;

•	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits);

•	Western Asset votes for proposals authorizing share repurchase programs;

•	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions;

•	Western Asset votes these issues on a case-by-case basis on board-approved transactions;

Matters relating to Anti-Takeover Measures – Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

•	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans;

•	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

Other Business Matters – Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

•	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws;

•	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

•	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans;

•	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals;

•	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

VOTING SHARES OF INVESTMENT COMPANIES

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

•

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios;

•

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

VOTING SHARES OF FOREIGN ISSUERS

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

•	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management;

•	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees;

•

Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated;

•

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

RETIREMENT ACCOUNTS

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary.

Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

CORPORATE ACTIONS

Western Asset must pay strict attention to any corporate actions that are taken with respect to issuers whose securities are held in client accounts. For example, Western Asset must review any tender offers, rights offerings, etc., made in connection with securities owned by clients. Western Asset must also act in a timely manner and in the best interest of each client with respect to any such corporate actions.

Western Asset Management Company Ltd (“WAMJ”) Proxy Voting Policies and Procedures

POLICY

As a fixed income only manager, the occasion to vote proxies for WAMJ is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, WAMJ will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The WAMJ Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Operations (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority, WAMJ will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if WAMJ becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If WAMJ personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm WAMJ voting authority.

c.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and WAMJ obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle), WAMJ seeks voting instructions from an independent third party.

e.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, WAMJ may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

WAMJ personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

WAMJ maintains records of proxies. These records include:

a.	A copy of WAMJ’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by WAMJ that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and WAMJ’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in WAMJ’s offices.

Disclosure

WAMJ’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

WAMJ’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

1b.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, WAMJ generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

WAMJ votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

WAMJ generally favors compensation programs that relate executive compensation to a company’s long- term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, WAMJ votes for stock option plans that will result in a minimal annual dilution.

b.	WAMJ votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	WAMJ votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.

Except where the firm is otherwise withholding votes for the entire board of directors, WAMJ votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, WAMJ votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where WAMJ is otherwise withholding votes for the entire board of directors.

a.	WAMJ votes for proposals relating to the authorization of additional common stock.

b.	WAMJ votes for proposals to effect stock splits (excluding reverse stock splits).

c.	WAMJ votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions WAMJ votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

WAMJ votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	WAMJ votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	WAMJ votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

WAMJ votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	WAMJ votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	WAMJ votes against authorization to transact other unidentified, substantive business at the meeting.

2b.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. WAMJ votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

a.	WAMJ votes for shareholder proposals to require shareholder approval of shareholder rights plans.

b.	WAMJ votes for shareholder proposals that are consistent with WAMJ’s proxy voting guidelines for board-approved proposals.

c.	WAMJ votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

3b.	Voting Shares of Investment Companies

WAMJ may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

•

WAMJ votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

•

WAMJ votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

4b.	Voting Shares of Foreign Issuers

In the event WAMJ is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	WAMJ votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	WAMJ votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.

WAMJ votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

WAMJ votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Western Asset Management Company Pte. Ltd. (“WAMS”)

Compliance Policies and Procedures

Proxy Voting

WAMS has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and the applicable laws and regulations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, WAMS will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department is responsible for administering  and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research and portfolio managers are determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipients for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded to their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

1.	Proxies are reviewed to determine accounts impacted.

2.	Impacted accounts are checked to confirm Western Asset voting authority.

3.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. [See conflicts of interest section of these procedures for further information on determining material conflicts of interest.]

4.

If a material conflict of interest exists, (4.1) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (4.2) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

5.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into the account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

6.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (4) or (5) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

•	A copy of Western Asset’s policies and procedures.

•	Copies of proxy statements received regarding client securities.

•	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

•	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

•	A proxy log including:

•	Issuer name;

•	Exchange ticker symbol of the issuer’s shares to be voted;

•	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

•	Whether a vote was cast on the matter;

•	A record of how the vote was cast; and

Whether the vote was cast for or against the recommendation of the issuer’s management team. Records are maintained in an easily accessible plan for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

•

Whether Western (or, to the extent required to be considered by applicable law, it affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

•

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

•	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and  circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part 1 deals with proposals which have been approved and are recommended by a company’s board of directors; Part 2 deals with proposals submitted by shareholders for inclusion in proxy statements; Part 3 addresses issues relating to voting shares of investment companies; and Part 4 addresses unique considerations pertaining to foreign issuers.

Part 1 - Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve  proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

•	Matters relating to the Board of Directors.

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

•

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

•	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

•	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

•	Votes are cast on a case-by-case basis in contested elections of directors.

•	Matters relating to Executive Compensation.

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

•	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

•	Western Asset votes against stock option plans or proposals that permit replacing or re-pricing of underwater options.

•	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

•

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less result in dilution of 10% or less.

•	Matters relating to Capitalization.

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstance of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

•	Western Asset votes for proposals relating to the authorization of additional common stock.

•	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

•	Western Asset votes for proposals authorizing share repurchase programs.

•	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions. Western Asset votes these issues on a case-by-case basis on board-approved transactions.

•	Matters relating to Anti-Takeover Measures. Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

•	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder right plans.

•	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

•

Other Business Matters. Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

•	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

•	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

Part 2 - Shareholder Proposals  SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy voting statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to changes some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

•	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

•	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

•	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

Part 3 - Voting  Shares of Investment Companies Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts 1 and 2 above are voted in accordance with those guidelines.

•

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

•

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g. proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

Part 4 - Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on  securities held in non-U.S. issuers –i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance disclosure foreign issuers and therefore apply only where applicable.

•	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

•	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

•

Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

•

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have pre-emptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have pre-emptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (1) the right to vote proxies has been reserved to a named fiduciary of the client, and (2) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2014	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008 and since 2014; Senior Advisor/Chief Investment Officer Emeritus of Western Asset from 2008-2013; Co- Chief Investment Officer of Western Asset from 2013-2014.

John Bellows Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2016

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Mr. Bellows has been employed by Western

Asset as an investment professional since 2012. From 2009 to 2011, he was employed by the U.S. Department of the Treasury as Acting Assistant

Secretary for Economic Policy, Deputy Assistant Secretary for Microeconomic Analysis and Senior Advisor in the Office of Economic Policy.

.

Mark Lindbloom Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2018	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Portfolio Manager with Western Asset since 2006. Formerly, a Managing Director of Citigroup Asset Management and its predecessors from 1986-2006.

Fred Marki Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2018	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Portfolio Manager with Western Asset since 2005 and has more than 35 years of experience. Formerly, a Senior Portfolio Manager with Citigroup Asset Management; a Portfolio Manager with UBS; and a Vice President with Merrill Lynch.

Julien Scholnick Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2018	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Portfolio Manager with Western Asset since 2003 and has more than 21 years of experience. Formerly, an Associate in the Private Client Group with Salomon Smith Barney; a Senior Analyst with Digital Coast Partners; and a Senior Analyst with Arthur Andersen, LLP.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s investment professionals for the fund. Unless noted otherwise, all information is provided as of September 30, 2018.

Other Accounts Managed by Investment Professionals

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
S. Kenneth Leech‡	Other Registered Investment Companies Other Pooled Vehicles Other Accounts	104 262 590	$155.0 billion $80.5 billion $185.5 billion	None 6 27	None $1.5 billion $11.0 billion
John Bellows ‡	Other Registered Investment Companies Other Pooled Vehicles Other Accounts	13 24 173	$45.9 billion $13.8 billion $48.5 billion	None None 6	None None $3.3 billion
Mark Lindbloom‡	Other Registered investment companies Other pooled investment Other accounts	23 21 182	$57.3 billion $13.6 billion $50.6 billion	None None 8	None None $4.2 billion
Julien A. Scholnick‡	Other Registered investment companies Other pooled investment vehicles Other accounts	15 21 166	$51.3 billion $13.6 billion $46.9 billion	None None 6	None None $3.3 billion
Frederick R. Marki‡	Other Registered investment companies Other pooled investment vehicles Other accounts	15 25 184	$48.3 billion $14.9 billion $57.0 billion	None None 9	None None $5.9 billion

‡

The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr.Leech is involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Investment Professional Compensation

With respect to the compensation of the investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

The subadviser has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the subadviser or an affiliate has an interest in the account. The subadviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Eligible accounts that can participate in a trade generally share the same price on a pro-rata allocation basis, taking into account differences based on factors such as cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the subadviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the subadviser may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The subadviser’s team approach to portfolio management and block trading approach seeks to limit this potential risk.

The subadviser also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the subadviser have access to transactions and holdings information regarding client accounts and the subadviser’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the subadviser maintains a Code of Ethics that is compliant with Rule 17j-1 under the Investment Company Act of 1940, as amended, and Rule 204A-1 under the Investment Advisers Act of 1940, to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the subadviser’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the subadviser’s compliance monitoring program.

The subadviser may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The subadviser also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

(a)(4): Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each investment professional as of September 30, 2018.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	E
Mark Lindbloom	None
Julien A. Scholnick	None
Frederick R. Marki	None
John Bellows	None

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Variable Rate Strategic Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 23, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 23, 2018

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	November 23, 2018